                                                                 EXHIBIT 10.20


NWB1019JC (Revised May 1995) Deed of Guarantee Sterling and Currency by Individual(s) or Company


TO NATIONAL WESTMINSTER BANK PLC
In consideration of National Westminster Bank Plc (the Bank) (whose address for service of any documents relating to this Guarantee is its Branch at

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BEDFORD SECURITIES CENTER, 6 CAULDWELL STREET, BEDFORD MK42 9BX
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or such other address as the Bank may notify the Guarantor of in writing from time to time) giving time credit banking facilities and/or other accommodation to

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REAADS BIO-MEDICAL PRODUCTS (UK) LIMITED REG. NO. 3167445 WHOSE
REGISTERED OFFICE IS SITUATE AT 8 LITTLE WHITE RAMSEY, HUNTINGTON,
CAMBRIDGESHIRE,                                                  (the Debtor)*
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NOW

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REAADS MEDICAL PRODUCTS INC. WHOSE REGISTERED OFFICE IS SITUATE AT
12061 TEJON STREET, WESTMINSTER, COLORADO 80234, USA,            (the Guarantor)
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hereby guarantees payment to the Bank on demand of all liabilities of the Debtor to the Bank (in whatever currency denominated) howsoever arising whether present future actual and/or contingent and whether incurred solely severally and/or jointly and as principal or surety and all legal and other costs and expenses
(on a full indemnity basis) howsoever incurred by the Bank in connection therewith and so that as against the Guarantor interest shall be deemed to continue to accrue and be a liability of the Debtor hereby secured notwithstanding that for any reason interest may have ceased to accrue against the Debtor provided that the total amount recoverable in relation thereto under this Guarantee shall not exceed the sum of ------------------------------------------------------------TEN THOUSAND Pounds

or the equivalent thereof at the date of demand on the Guarantor in one or more currencies (the equivalent of any amount not expressed in Sterling being assessed by reference to the Bank's spot rate of exchange at the time of demand hereunder)

The Guarantor agrees to pay in addition interest on any amount(s) demanded under this Guarantee day by day from demand until full discharge such interest to be chargeable at the rate of interest payable or deemed to be payable by the Debtor (or if there is no such rate at the annual rate of the Bank's base rate from time to time plus two per cent) (whether before or after judgment) and the Bank's costs and expenses (on a full indemnity basis) incurred in connection with the enforcement of this Guarantee. Such interest will be calculated and compounded as agreed or in such manner as the Bank may reasonably determine from time to time.

The costs and expenses referred to herein shall include (for avoidance of doubt) all amounts the Bank may from time to time require in respect of its internal management and administrative costs and expenses.

The Guarantor agrees and confirms as follows:

1 Where this Guarantee is entered into by more than one person the agreements and obligations on the part of the Guarantor herein contained shall take effect as joint and several agreements and obligations and all references to the Guarantor shall take effect as references to the said persons or any of them and none of them shall be released from liability hereunder by reason of this Guarantee failing or ceasing to be binding as a continuing security on any other or others of them (whether or not known to the Bank).
* If the Debtor is a firm enter names of partners and trade name (if any)
  If the Debtor is a company give registered number
  If the Debtor is a trust add "or other the trustee(s) for the time being of ... [name of trust]"


                                                                    p1 Rev 5/95

2 Where there is more than one person comprised in the term 'the Debtor' reference to the Debtor shall where the context admits take effect as a reference to such persons or any of them and where the Debtor is a firm shall include the person or persons from time to time constituting the firm whether or not under the same style or firm name and generally where the context so admits the singular will include the plural.

3 The Bank may without giving notice to or obtaining any consent from the Guarantor and without affecting the Guarantor's liability hereunder renew vary or determine any accommodation given to the Debtor hold over renew modify or release any security or guarantee now or hereafter held from the Debtor or any other person including any other person liable under this Guarantee in respect of the liabilities hereby secured and/or any liabilities of the Guarantor and grant time or indulgence to or compound with the Debtor or any such person and this Guarantee shall not be discharged nor shall the Guarantor's liability under it be affected by anything which would not have discharged or affected the Guarantor's liability if the Guarantor had been a principal debtor to the Bank instead of a guarantor.

4 This Guarantee shall be additional to any other guarantee or security now or hereafter held in respect of the liabilities hereby secured.

5 This Guarantee shall be a continuing security and shall remain in force notwithstanding any disability or the death of the Guarantor until determined by three months notice in writing from the Guarantor or the Personal Representatives of the Guarantor but notwithstanding such determination the Guarantor shall remain liable as Guarantor for all the liabilities of the Debtor outstanding (whether or not due and payable) at the date of the expiration of the notice.

6 The Guarantor has not taken and will not take without the written consent of the Bank any security from the Debtor in connection with this Guarantee and any security so taken shall be held in trust for the Bank and as security for the liability of the Guarantor to the Bank hereunder.

7 In respect of the Guarantor's liability hereunder the Bank shall have a lien on all securities or other property of the Guarantor held by the Bank whether for safe custody or otherwise. The Bank shall further be entitled ( as well before as after demand hereunder) to set off against any credit balance on any account of the Guarantor with the Bank (whether current or otherwise or subject to notice or not) and against any interest accruing thereon any liabilities of the Guarantor to the Bank whatsoever (whether arising hereunder or otherwise) and if the liability or any part thereof is in a different currency from a credit balance against which the Bank seeks to set it off the Bank shall be entitled to utilise currency of the account in credit for the purchase at its spot rate or exchange of an amount in the currency of the liability not exceeding the amount of such liability and also to pay out of the credit balance any additional sum which the BANK may be required to pay for such currency.

8 (a) This Guarantee shall apply to all of the above mentioned liabilities of the Debtor to the Bank and shall not be affected by any fluctuation in or intermediate discharge of such liabilities and until such liabilities have been discharged in full the Guarantor shall not be entitled to share in any security held or money received by the Bank on account of such liabilities or to stand in the place of the Bank in respect of any security or money nor until such liabilities have been discharged in full shall the Guarantor take any step to enforce any right or claim against the Debtor in respect of any moneys paid by the Guarantor to the Bank hereunder or have or exercise any rights as surety in competition with the Bank.

  (b) Any moneys received by the Bank in connection with this Guarantee may be placed to the credit of a suspense account and such receipt shall not affect the right of the Bank to claim or prove against the Debtor (or any other person liable) for the entire amount of the liabilities of the Debtor. Such moneys or any part thereof may at the Bank's option be applied in or towards discharge of such liabilities of the Debtor as the Bank may in its absolute discretion determine.

9 If this Guarantee is determined or called in by demand made by the Bank the Bank may open a new account or accounts with the Debtor or any other person for whose liabilities this Guarantee is available as security. If the Bank does not open a new account it shall nevertheless be treated as if it had done so at the time of determination or calling in and as from that time all payments made to the Bank shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount for which this Guarantee is available as security at that time.

10 This Guarantee shall not be discharged nor shall the Guarantor's liability be affected by reason of any failure of or irregularity defect or informality in any security given by or on behalf of the Debtor in respect of the moneys or liabilities hereby secured nor by any legal limitation bar or restriction dissolution disability incapacity or want of any borrowing powers of the Debtor or want of authority of any director manager official or other person appearing to be acting for the Debtor in any matter in respect of the moneys or liabilities hereby secured or by any supervening matters rendering the performance of the obligations of the Debtor illegal in any jurisdiction and such moneys or liabilities will be recoverable by the Bank from the Guarantor as sole or principal debtor.

11 Payment shall be in the currency in which the liabilities of the Debtor were owing or incurred or (if that currency is other than sterling) at the option of the Bank in sterling such other currency being converted into sterling at the spot rate of exchange of the Bank for purchasing such currency with sterling prevailing on the date of actual payment and the Guarantor hereby agrees to indemnify the Bank against the full sterling price (including all costs charges and expenses).


                                                                    p2 Rev 5/95

12 The Guarantor irrevocably authorises the Bank to obtain a banker's reference from the Guarantor's bankers and at the Guarantor's expense at such intervals as it may think fit and the Guarantor will make best endeavours to ensure that any such references are provided. The Bank may supply a copy of this Guarantee with its request by way of evidence of the Guarantor's request and authority to such bankers to provide a reference.

13 In the absence of manifest error a certificate by an officer of the Bank as to the amount for the time being due from the Debtor to the Bank and/or as to the interest after demand from time to time payable hereunder and/or as to its applicable spot rate of exchange and/or as to the amount of costs and expenses incurred y the Bank from time to time (including internal costs and expenses) shall be conclusive evidence (and admissible as such) against and binding upon the Guarantor.

14 A demand or notice hereunder shall be in writing signed by an officer or agent of the Bank and may be served on the Guarantor either by hand or post or by facsimile machine (fax). In the case of a company service by hand may be made either by delivering the same to any officer of the company at any place or leaving the same addressed to the company at its registered office or a place of business last known the Bank. A demand or notice by post or by fax may be addressed to the Guarantor at the registered office or address or place of business last known to the Bank and shall be deemed to have been received if posted two days after the day on which it was posted and if sent by fax at the time of transmission. It shall be effective notwithstanding it be returned undelivered and notwithstanding the death of the Guarantor. The Bank may use the last fax number of the Guarantor known to it and transmission may be proved by production of an activity or transmission report which purports to indicate the transmission of a message to such a number.

15 Any settlement discharge or release between the Guarantor and the Bank shall be conditional upon no security or payment to the Bank by the Debtor or any other person being avoided or reduced for any reason and the Bank shall be entitled (subject to any limit in the total amount recoverable under this Guarantee) to recover the value or amount of any such security or payment from the Guarantor subsequently as if such settlement discharge or release had not occurred. Any liability of the Guarantor under this Clause (whether actual or contingent) shall be a liability in respect of which the Bank may exercise the rights referred to in Clause 7 hereof.

16 This Guarantee is and will remain the property of the Bank.

17 This Guarantee shall be governed by and construed in accordance with the Laws of England and for the benefit of the Bank solely the Guarantor irrevocably submits to the jurisdiction of the courts of England and in relation to this Guarantee irrevocably appoints N/A of
N/A
as its agent to accept service in relation to such courts and agreed that service on such agent shall be deemed due service for the purposes of proceedings in such courts without prejudice to any other mode of service. Such jurisdiction shall be non-exclusive except to the extent hat such non-exclusivity prejudices the submission to such jurisdiction.


                                                                    p3 Rev 5/95

In Witness whereof this Deed has been executed by the Undersigned

Dated this 14th day of May, 1997

FOR USE BY A COMPANY

Executed as a Deed by the Guarantor acting by

   /S/ LUIS R. LOPEZ                               Director
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Name in full
(in block letters)    LUIS R. LOPEZ
                  ---------------------------------
               /S/ DOUGLASS T. SIMPSON             Director/Secretary*
---------------------------------------------------

Name in full
(in block letters)  DOUGLASS T. SIMPSON
                  ---------------------------------
*delete as applicable

or alternatively:

The Common Seal of
* REAADS MEDICAL PRODUCTS INC.
was hereunto affixed in the presence of:

      /S/ LUIS R. LOPEZ
---------------------------------------------------Director

   /S/ DOUGLASS T. SIMPSON                         Secretary
---------------------------------------------------


FOR USE BY INDIVIDUALS

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IMPORTANT -  YOU SHOULD READ THIS CAREFULLY

The Bank strongly recommends that any person signing this document seeks independent legal advice before signing as you may become liable instead of or as well as the Debtor.
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Signed and Delivered as a Deed
by the above named
*
in the presence of:

Signature of Witness-----------------------------
Name in full
(in block letters)-------------------------------

Address------------------------------------------

-------------------------------------------------

Occupation---------------------------------------

*insert name of Guarantor

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IMPORTANT - YOU SHOULD READ THIS CAREFULLY
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                                                                    p4 Rev 5/95

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The Bank strongly recommends that any person signing this document seeks independent legal advice before signing as you may become liable instead of or as well as the Debtor.
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Signed and Delivered as a Deed
by the above named
*
in the presence of:

Signature of Witness-----------------------------
Name in full
(in block letters)-------------------------------

Address------------------------------------------

-------------------------------------------------

Occupation---------------------------------------

*insert name of Guarantor



Signed and Delivered as a Deed
by the above named
*
in the presence of:

Signature of Witness-----------------------------
Name in full
(in block letters)-------------------------------

Address------------------------------------------

-------------------------------------------------

Occupation---------------------------------------

*insert name of Guarantor



Signed and Delivered as a Deed
by the above named
*
in the presence of:

Signature of Witness-----------------------------
Name in full
(in block letters)-------------------------------

Address------------------------------------------

-------------------------------------------------

Occupation---------------------------------------

*insert name of Guarantor


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IMPORTANT - YOU SHOULD READ THIS CAREFULLY
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                                                                    p5 Rev 5/95

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The Bank strongly recommends that any person signing this document seeks independent legal advice before signing as you may become liable instead of or as well as the Debtor.
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Signed and Delivered as a Deed
by the above named
*
in the presence of:

Signature of Witness-----------------------------
Name in full
(in block letters)-------------------------------

Address------------------------------------------

-------------------------------------------------

Occupation---------------------------------------

*insert name of Guarantor



Signed and Delivered as a Deed
by the above named
*
in the presence of:

Signature of Witness-----------------------------
Name in full
(in block letters)-------------------------------

Address------------------------------------------

-------------------------------------------------

Occupation---------------------------------------

*insert name of Guarantor



**I/We acknowledge receipt of a completed copy of this document.


                                      /S/ LUIS R. LOPEZ
                                  -----------------------------
                                      /S/ DOUGLASS T. SIMPSON
                                  -----------------------------
                                  -----------------------------
                                  -----------------------------
                                  Signature(s)


**If executed by a company the acknowledgement must be signed by a Director or the Company Secretary


                                                                    p6 Rev 5/95

                      Branch      BEDFORD SECURITIES CENTRE
                              ---------------------------------------------

                      Account    REAADS BIO-MEDICAL PRODUCTS (UK) LIMITED
                              ---------------------------------------------

                      Dated                                       19
                              ------------------------------------  -------

                      -----------------------------------------------------

                      to

                      NATIONAL WESTMINSTER BANK PLC


                      -------------------------------
                      GUARANTEE STERLING AND CURRENCY
                      By Individual(s) or Company



                                                                    p8 Rev 5/95